PROMISSORY NOTE

                                                          Marysville, Michigan
                                                          February ___, 2008

     For value received, the undersigned, Tarpon Industries, Inc., a Michigan corporation ("Borrower"), 2420 Wills Street Marysville, MI 48040, hereby promises to pay to the order of David A. Rapaport as Agent ("Agent"), 333 Sandy Springs Circle, Suite 230, Atlanta, GA 30328, for the benefit of the persons set forth on Schedule A hereto, including High Capital Funding, LLC, a Delaware limited liability company ("Lenders"), at the Agent's office or at any other place designated at any time by the Agent, in lawful money of the United States, the principal sum of Four Hundred Thousand ($400,000) Dollars.

     Borrower also promises to pay interest (computed on the basis of a 360-day year for actual days elapsed) at said office in like money on the unpaid principal amount of this Note at the rate of eight (8%) percent per annum. In no event shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law. If, for any reason, the interest should exceed the maximum lawful interest, the interest shall be deemed reduced to, and shall be, such maximum lawful interest and the amount which would be excessive interest shall be deemed applied to the reduction of the principal balance of this Note and not to the payment of interest. If any payment to be so made hereunder becomes due and payable on a day other than a business day, such payment shall be extended to the next succeeding business day. All payments of principal and interest shall be made without setoff, deduction, or counterclaim.

     The principal amount of this Note shall be deemed to be made by, and payment shall be deemed made to, Lenders in the amounts and the proportions set forth on Schedule A. All payments of principal made on this Note shall be inscribed by Agent on Schedule B. Each entry set forth on Schedule B shall be prima facie evidence of the facts so set forth.

     Borrower agrees that each statement of account mailed or delivered by Agent to Borrower pertaining to the outstanding balance of this Note, the amount of interest due thereon, fees, and costs and expenses shall be final, conclusive, and binding on the undersigned and shall constitute an "account stated" with respect to the matters contained therein unless, within seven (7) calendar days from when such statement is delivered to Borrower, Borrower shall deliver to Agent notice of any objections which it may have as to such statement of account, and in such event, only the items to which objection is expressly made in such notice shall be considered to be disputed by undersigned.

     No failure by the holder hereof to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such holder of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the holder hereof as herein specified are cumulative and not exclusive of any other rights or remedies which such holder may otherwise have.

     This Note shall be governed by the internal laws of the State of Delaware without regard to principles of conflicts of laws. Borrower agrees to pay all reasonable costs and expenses incurred by the holder in enforcing this Note, including reasonable attorneys' fees and legal expenses.

     The principal and the interest accrued therein shall be due and payable at the earlier of (a) two (2) months from the date hereof and (b) the receipt of Mandatory Repayment Funds (as hereinafter defined) but only to the extent thereof. "Mandatory Repayment Funds" shall mean sixty (60%) percent of the gross proceeds of any financing to Borrower after the date hereof as and when received by Borrower. All payments shall be applied first to expenses of collection, if any, then to accrued and unpaid interest, and last to principal. Any amount of principal not paid when due shall bear interest at the rate of 18% per annum.

     Lenders shall receive 2,000,000 shares of common stock, no par value (the "Common Stock") of Borrower as additional consideration for the making of this loan.. Such Common Stock ("Bridge Common Stock") shall be issued to Lenders, in the proportions set forth on Schedule A, within three (3) business days after the date thereof.

     By accepting certificates for Bridge Common Stock, each Lender severally and not jointly represents and warrants to Borrower as follows:

          (a) Lender is an accredited investor and is sophisticated and does not require the investment advice of any third party.
          (b)  Lender is familiar  with,  at a minimum,  all of the  information filed by Borrower with the Securities and Exchange Commission.
          (c)  Lender is receiving  the Bridge Common stock for  investment  and not for distribution.
          (d) Lender understands the shares of Bridge Common Stock are restricted securities subject to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended.
          (e) Lender understands that each certificate of Bridge Common Stock shall bear a restrictive legend, and that a stop transfer order shall be placed with the transfer agent of the Common Stock related thereto.
          (f) Lender agrees not to dispose of any of the Bridge Common Stock then owned by it for a period of up to 6 months after the effective date of a public offering by Borrower of Common Stock or securities convertible into or exercisable for Common Stock, as specified by the lead underwriter of such public offering.


     Borrower covenants and agrees to be current in its reporting under the Securities and Exchange Act of 1934 commencing on the six month anniversary of the date hereof ("Current Filing Date"), and shall pay a fee to Lenders of two (2%) of the outstanding principal amount hereunder for any month or part thereof in which it is not current in such reporting ("Late Filing Fee") for a period of six months from the Current Filing Date, which fee shall be due and payable on the third business day following the close of any month for which such fee is incurred. Borrower shall pay interest at the rate of eighteen (18%) per cent per annum on any delinquent Late Filing Fees.

     The Agent may declare all of the obligations hereunder due and payable upon the occurrence of any of the following specified events of default (each an "Event of Default"): (a) default in making any payment of principal, interest, or any other sum payable under this Note when due which continues for a period of five (5) days; or (b) Borrower becomes insolvent or bankrupt, or makes an assignment for the benefit of creditors, or (c) a trustee or receiver is appointed for Borrower or for the greater part of the properties of Borrower with the consent of Borrower, or if appointed without the consent of Borrower, such trustee or receiver is not discharged within 60 days, or (d) bankruptcy, reorganization, liquidation or similar proceedings are instituted by or against Borrower under the laws of any jurisdiction, and if instituted against Borrower are consented to by Borrower or remain undismissed for 60 days, or (e) a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of Borrower and shall not be released or bonded within 60 days after levy.

     The indebtedness evidenced by this Note shall be prepayable, in whole or in part, without penalty.

     Borrower hereby waives demand, presentment for payment, notice of dishonor, protest and notice of protest of this Note.

     Any notice, demand or request relating to any matter set forth herein shall be in writing and shall be deemed effective when delivered personally or by recognized overnight courier, with confirmed delivery requested, or by facsimile or email (provided a copy thereof shall be either personally delivered, or deposited with a recognized overnight courier, with confirmed delivery requested, on the same day as the transmittal of such fax or email), to any party hereto at its address stated in this Note or at such other address of which it shall have notified the party giving such notice in writing as aforesaid.

     This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.


     IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the date first above written.


                                    TARPON INDUSTRIES, INC.


                                    By:
                                       ----------------------------------
                                       James W. Bradshaw
                                       Chief Executive Officer

STATE OF MICHIGAN  )
                   ) SS:
COUNTY OF ST. CLAIR)

     On the day of February 2008 before me, the undersigned a Notary Public in and for said State, personally appeared James W. Bradshaw, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his stated capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument. Notary Public


                                                -----------------------------
                                                Notary Public

                                   SCHEDULE A
                                       TO
                                 PROMISSORY NOTE

---------------------------------------------- --------------------------------
    Name, Address and ID Number of Lender         Amount of Loan - [Percentage]
    -------------------------------------         -----------------------------



---------------------------------------------- --------------------------------



---------------------------------------------- --------------------------------



---------------------------------------------- --------------------------------




---------------------------------------------- --------------------------------



---------------------------------------------- --------------------------------
 Total                                                  $400,000 - [100%]

---------------------------------------------- --------------------------------


                                   SCHEDULE B
                                       TO
                                 PROMISSORY NOTE


----------------------- ----------------------------- -------------------------------- -------------------------------
         Date                Amount of Payment             Interest Allocation              Principal Allocation
----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------
                        $                             $                                $
----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------
Total
----------------------- ----------------------------- -------------------------------- -------------------------------

----------------------- ----------------------------- -------------------------------- -------------------------------
Remaining Principal     $                                                              $
----------------------- ----------------------------- -------------------------------- -------------------------------
